UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 5, 2011

TANGER FACTORY OUTLET CENTERS, INC.
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(Exact name of registrant as specified in its charter)

North Carolina (State or other jurisdiction of Incorporation)	1-11986 (Commission File Number)	56-1815473 (I.R.S. Employer Identification Number)

3200 Northline Avenue, Greensboro, North Carolina 27408 (Address of principal executive offices) (Zip Code)
(336) 292-3010 (Registrants' telephone number, including area code) N/A (former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure
On January 5, 2011, Tanger Factory Outlet Centers, Inc. (the “Company”) issued a press release to announce that its Board of Directors approved a 2-for-1 split of the Company's common shares. The split will be effected by paying a share dividend of one new common share for each common share outstanding. A copy of the Company's press release announcing the split and well as the declaration of a cash dividend for the fourth quarter 2010 is furnished as Exhibit 99.1 to this report on Form 8-K.
Item 9.01    Financial Statements and Exhibits
(d) Exhibits

The following exhibit is included with this Report:

Exhibit 99.1    Press release announcing a 2-for-1 split of the Company's common shares and declaration of a cash dividend for the fourth quarter 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 5, 2011

TANGER FACTORY OUTLET CENTERS, INC.

By: /s/ Frank C. Marchisello, Jr.
Frank C. Marchisello, Jr.
Executive Vice President, Chief Financial Officer and Secretary

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EXHIBIT INDEX

Exhibit No.

99.1     Press release announcing a 2-for-1 split of the Company's common shares